SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 31, 2003

Noven Pharmaceuticals, Inc.

11960 S.W. 144th Street, Miami, Florida 33186

305-253-5099

Incorporated under the laws of the	Commission File Number	I.R.S. Employer Identification Number

State of Delaware	0-17254	59-2767632

Item 7. Exhibits

     (c)  Exhibits.

99.1	Press release dated July 31, 2003 announcing the financial results of Noven Pharmaceuticals, Inc. for the quarter ended June 30, 2003.

Item 12. Results of Operations and Financial Condition

     On July 31, 2003, Noven Pharmaceuticals, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVEN PHARMACEUTICALS, INC.

/s/ Jeffrey F. Eisenberg

Jeffrey F. Eisenberg Vice President, General Counsel and Corporate Secretary

Date: July 31, 2003

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INDEX TO EXHIBITS

Exhibit No	Description

99.1	Press Release, dated July 31, 2003, announcing its financial results for the quarter ended June 30, 2003

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